United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 7, 1997


                     Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


          Bermuda                       1-4668                       NONE
State or other jurisdiction          (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


Clarendon House, Church Street, Hamilton HM DX, BERMUDA                 NONE
       (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


         (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.





Item 5.   Other Events

                 On April 7, 1997, Mr. Nicholas B. Dill was elected a director of the Company to fill the vacancy on the board created by Mr. C. Dean Reasoner's resignation on March 20, 1997.

                 Mr. Dill, age 64, has been a partner of the law firm of Conyers, Dill & Pearman, Hamilton, Bermuda, since 1963. Mr. Dill is a director of a number of private Bermuda companies and specializes in international corporate law.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                                      (Registrant)



                                          By /s/ James R. Joyce
                                                 James R. Joyce
                                                 Treasurer


Date:  April 9, 1997